Exhibit 2.N.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 2, 1999, in the Registration Statement (Form N-2 No. 333-_____) and related Prospectus of American Capital Strategies, Ltd. dated May __, 1999.



                                                    /s/Ernst & Young LLP

May 21, 1999
Washington, DC